                                State of Delaware

                        Office of the Secretary of State

                        --------------------------------

         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "THE SINGING MACHINE COMPANY, INC.", FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF FEBRUARY, A.D. 1994, AT 9 O'CLOCK A.M.




                            [STATE OF DELAWARE SEAL]






                [SECRETARY'S OFFICE SEAL]    /s/ Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State

                          CERTIFICATE OF INCORPORATION
                                       OF
                        THE SINGING MACHINE COMPANY, INC.

         I, the undersigned, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the provisions of the General Corporation Law of the State of Delaware, do hereby certify as follows:

         FIRST: The name of the Corporation is:

                        The Singing Machine Company, Inc.

         SECOND: The registered office of the Corporation in the State of Delaware is to be located at 32 Loockerman Square, Suite L-100, Dover, Kent County, Delaware 19901. The name of the Corporation's registered agent at that address is The Prentice-Hall Corporation, Inc., a Delaware corporation.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is l1,000,000 shares, consisting of 10,000,000 shares of Common Stock par value $0.01 per share and 1,000,000 shares of Preferred Stock, par value $1.00 per share ("Preferred Stock"). The Board of Directors shall have authority by resolution to issue the shares of Preferred Stock from time to time on such terms as it may determine and to divide the Preferred Stock into one or more series and, in connection with the creation of any such series, to determine and fix by the resolution or resolutions providing for the issuance of shares thereof:

                 (a) the distinctive designation of such series, the number of shares which shall constitute such series, which number may be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors, and the stated value thereof, if different from the par value thereof;

                 (b) the dividend rate, the times of payment of dividends on the shares of such series, whether dividends shall be cumulative, and, if so, from what date or dates, and the preference or relation which such dividends will bear to the dividends payable on any shares of stock of any other class or any other series of this class;

                 (c) the price or prices at which, and the terms and conditions on which, the shares of such series may be redeemed;

                 (d) whether or not the shares of such series shall be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof;

                 (e) whether or not the shares of such series shall be convertible into, or exchangeable for, any other shares of stock of the Corporation or any other securities and, if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                 (f) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

                 (g) whether or not the shares of such series shall have priority over or parity with or be junior to the shares of any other class or series in any respect, or shall be entitled to the benefit of limitations restricting (i) the creation of indebtedness of the Corporation, (ii) the issuance of shares of any other class or series having priority over or being on a parity with the shares of such series in any respect, or (iii) the payment of dividends on, the making of other distributions in respect of, or the purchase or redemption of shares of any other class or series on a parity with or ranking junior to the shares of such series as to dividends or assets, and the terms of any such restrictions, or any other restriction with respect to shares of any other class or series on a parity with or ranking junior to the shares of such series in any respect;

                 (h) whether such series shall have voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights, which may be general or limited; and

                 (i) any other powers, preferences, privileges, and relative, participating, optional, or other special rights of such series, and the qualifications, limitations or restrictions thereof, to the full extent now or hereafter permitted by law.

                 The powers, preferences and relative, participating, option and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, it any, may differ from those of any and all other series at any time outstanding. All shares of any one series of

Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

         FIFTH: The name and the mailing address of the sole incorporator is:

         Name                      Mailing Address
         ----                      ---------------
         Ms. Anne Cohen            Proskauer Rose Goetz & Mendelsohn
                                   2121 Avenue of the Stars
                                   Suite 2700
                                   Los Angeles, California 90067

         SIXTH: The number of directors of the Corporation shall be the number from time to time fixed by, or in the manner provided in, the bylaws of the Corporation. Elections of directors need not be by ballot unless the bylaws of the Corporation shall so provide.

         SEVENTH: In furtherance and not in limitation of the powers conferred upon the Board of Directors by law, the Board of Directors shall have power to make, adopt, alter, amend and repeal from time to time the bylaws of the Corporation, subject to the right of the stockholders entitled to vote with respect thereto to alter and repeal bylaws made by the Board of Directors.

         EIGHTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

         NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this certificate, and to add or insert other provisions authorized by the laws of the State of Delaware at the time in force, in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on shareholders, directors and officers are granted subject to this reservation.

         TENTH: A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware or (iv) for any transaction from which the director derived an improper personal benefit. The Corporation shall, to the fullest extent permitted by
Section 145 of the General Corporation Law of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section and, as provided in said section, shall advance expenses, including reasonable attorneys' fees, of any and all such persons, and the indemnification and advancement of expenses provided for herein shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 1994.


                                                               /s/ Anne Cohen
                                                               -----------------
                                                               Anne Cohen,
                                                               Sole Incorporator

                                State of Delaware
                                                                          PAGE 1
                        Office of the Secretary of State
                        --------------------------------


         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO

HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF

AGREEMENT OF MERGER, WHICH MERGES:

         "THE SINGING MACHINE COMPANY, INC.", A CALIFORNIA CORPORATION,

         WITH AND INTO "THE SINGING MACHINE COMPANY, INC." UNDER THE NAME OF

"THE SINGING MACHINE COMPANY, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER

THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE

THIRD DAY OF MAY, A.D. 1994, AT 9 O'CLOCK A.M.









                                    [SEAL]   /s/ Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State
                                                          0272817
                                             AUTHENTICATION:
                                                       DATE:   02-23-00

                                                             STATE OF DELAWARE
                                                            SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 05/03/1994
                                                           944077763 - 2376345

                               AGREEMENT OF MERGER
                               -------------------

         THIS AGREEMENT OF MERGER (this "Merger Agreement") is made and entered into as of February 28, 1994, by and between THE SINGING MACHINE COMPANY, INC., a Delaware corporation ("TSMC"), and THE SINGING MACHINE COMPANY, INC., a California corporation (*TSMC II").

                                  R E C I T A L

         The Boards of Directors of TSMC and TSMC II deem it advisable for the mutual benefit of TSMC and TSMC II and their respective holders of capital stock that TSMC II be merged with and into TSMC in accordance with the laws of the States of Delaware and California.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:

         1. Merger. At the Effective Time of the Merger (as hereinafter defined), TSMC II shall be merged with and into TSMC under the laws of the States of Delaware and California (the "Merger"), whereupon the separate existence of TSMC II shall cease and TSMC, as the surviving corporation, shall succeed without other transfer to all the rights and properties of TSMC II and shall be subject to all the debts and liabilities of TSMC II in the same manner as if TSMC had incurred them in accordance with the laws of the States of Delaware and California. (For purposes hereof, TSMC is sometimes referred to as the "Surviving Corporation.")

         2. Filing And Effective Time. TSMC shall file with the Delaware Secretary of State and California Secretary of State copies of this Merger Agreement and appropriate officers' certificates pursuant to Section 252 of the Delaware corporation Law (the "Delaware Law") and Section 1108 of the
California corporations Code (the "California Code"). In lieu of filing a copy of this Merger Agreement, TSMC may file a certificate of merger or such other instrument as is acceptable for filing under Delaware Law or the California Code in order to accomplish the Merger. The effective time of the Merger (the "Effective Time") shall be the time at which the Merger Agreement and appropriate officers, certificates shall have been filed with the Delaware Secretary of State, and the Merger shall be consummated upon completion of such filing.

         3. Certificate Of Incorporation. Upon consummation of the Merger, the Certificate of Incorporation of TSMC in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation.

         4. Bylaws. The Bylaws of TSMC in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation.

         5. Conversion of Shares. The effect on the capital stock of TSMC and TSMC II as the constituent corporations in the Merger shall be as follows:

            a. Conversion Of TSMC II Shares. At the Effective Time, each outstanding share of TSMC II Common Stock "TSMC II Common Stock"), other than Dissenting Shares (as hereinafter defined), shall be converted into 243.67127 shares of TSMC Common Stock, par value $0.01 per share ("TSMC Common Stock").

            b. Cancellation of TSMC Common Stock. At the Effective Time, the 100 shares of TSMC Common Stock currently issued and outstanding in the name of TSMC II shall be cancelled and retired, and no shares of TSMC Common Stock or other securities of TSMC shall be issued in respect thereof.

            c. Dissenters' Rights. Notwithstanding anything in this Merger Agreement to the contrary, shares of TSMC II Common Stock which are issued and outstanding immediately prior to the Effective Time and which are held by shareholders who have not voted such shares in favor of the Merger and who have delivered a written demand upon TSMC to purchase such shares in the manner provided in Chapter 13 of the California Code (the "Dissenting Shares") shall not be converted into or be exchangeable for the right to receive the consideration provided in Paragraph 5.a hereof unless and until such holder shall have failed to perfect or shall have effectively withdrawn or lost the holder's right to appraisal and payment under Chapter 13 of the California Code. If such holder shall have so failed to perfect or shall have effectively withdrawn or lost such right, such holder's shares shall thereupon be deemed, at the Effective Time, to have been converted into and to have become exchangeable for the right to receive the consideration provided for in Paragraph 5.a hereof, without any interest thereon.

            d. Fractional Shares. No certificates or scrip representing fractional shares of TSMC Common Stock shall be issued as the result of the Merger. If the number of shares computed pursuant to Paragraph 5.a is not a whole number, then the holder of any fraction of a share of TSMC II Common Stock shall be entitled to payment of the fair value of such fraction of a share as of the Effective Time as determined by the Board of Directors of TSMC in its sole discretion.

            e. Tender Of Shares. The conversion of shares of TSMC II Common Stock into shares of TSMC Common Stock as provided by this Merger Agreement shall occur automatically at the Effective Time without action by the holders thereof. Each holder of such shares shall tender such holder's original share certificate or certificates to TSMC or to an exchange agent designated by TSMC, and upon receipt of such certificates, TSMC or the designated exchange agent shall deliver and exchange therefor a new TSMC share certificate representing the appropriate number of shares of TSMC Common Stock to which such holder shall be entitled, as set forth above.

         6. Termination. Notwithstanding the approval of this Merger Agreement by the holders of capital stock of TSMC and TSMC II, this Merger Agreement may be terminated at any time prior to the Effective Time by mutual agreement of the Boards of Directors of TSMC and TSMC II. In the event of the termination of this Merger Agreement, this Merger Agreement shall immediately become void, and there shall be no liability on the part of any of the parties hereto or their respective officers, directors or holders of capital stock.

         7. Amendment. This Merger Agreement may be amended with the approval of the Boards of Directors of TSMC and TSMC II at any time prior to the filing of this Merger Agreement with the Secretary of State of Delaware or California, provided that any amendment made subsequent to the adoption of this Merger Agreement by the stockholders of TSMC or TSMC II shall not (a) alter or change the amount or kind of shares and cash in lieu of fractional shares to be received by the stockholders of TSMC II on conversion of the shares of common stock of TSMC II, (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation or (3) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely effect the holders of common stock of TSMC or TSMC II.

         8. Governing Law. This Merger Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without resort to choice of law principles.

         9. Further Assurances. Each of the parties hereto shall take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable to effectuate the Merger.

         10. Counterparts. This Merger Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and both of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Merger Agreement to be duly executed by their respective officers.


"TSMC"                                            "TSMC II"

THE SINGING MACHINE COMPANY,                      THE SINGING MACHINE COMPANY,
INC.,                                             INC.,
a Delaware Corporation                            a California Corporation

By:/s/Edward Steele                             By:/s/Edward Steele
   ---------------------------                     -----------------------------
   Edward Steele,                                  Edward Steele,
   Chief Executive Officer                         Chief Executive Officer
   and Treasurer                                   and Treasurer


By:/s/Eugene B. Settler                         By:/s/Eugene B. Settler
   ---------------------------                     -----------------------------
   Eugene B. Settler,                              Eugene B. Settler,
   President and Secretary                         President and Secretary

                          CERTIFICATE OF THE SECRETARY
                                       OF
                        THE SINGING MACHINE COMPANY, INC.
                            (a Delaware Corporation)

            I, Eugene B. Settler, the Secretary of THE SINGING MACHINE COMPANY, INC., hereby certify that the Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of the corporation by the President and Secretary under the corporate seal of such corporation, was duly approved and adopted by unanimous written consent of the stockholders on February 28, 1994.

            WITNESS my hand this 28th day of February, 1994.


                                                 By:/s/ Eugene B. Settler
                                                    ----------------------------
                                                    Eugene B. Settler,
                                                    Secretary

                          CERTIFICATE OF THE SECRETARY
                                       OF
                        THE SINGING MACHINE COMPANY, INC.
                           (a California Corporation)




            I, Eugene B. Settler, the Secretary of THE SINGING MACHINE COMPANY, INC., hereby certify that the Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of the corporation by the President and Secretary under the corporate seal of such corporation, was duly approved and adopted by unanimous written consent of the stockholders on February 28, 1994.

            WITNESS my hand this 28th day of February, 1994

                                               By:/s/ Eugene B. Settler
                                                    ----------------------------
                                                    Eugene B. Settler,
                                                    Secretary

                                State of Delaware                         PAGE 1

                        Office of the Secretary of State
                        --------------------------------




            I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO

HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF

AMENDMENT OF "THE SINGING MACHINE COMPANY, INC.", FILED IN THIS OFFICE ON THE

NINETEENTH DAY OF JULY, A.D. 1994, AT 9 O'CLOCK A.M.

            A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT

COUNTY RECORDER OF DEEDS FOR RECORDING.


















                                  [SEAL]     /s/ Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State
2376345  8100                                AUTHENTICATION:    7185006
944132335                                              DATE:    07-19-94

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                        THE SINGING MACHINE COMPANY, INC.


            THE SINGING MACHINE COMPANY, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Statute"), does hereby certify:

                        FIRST: That on July 11, 1994, the Board of Directors of
            the Corporation, pursuant to unanimous written consent of all of its members in lieu of holding a special meeting, adopted a resolution setting forth a proposed amendment to the Corporation's Certificate of Incorporation, declaring said amendment to be advisable and resolving that said amendment be considered and voted upon by the Corporation's stockholders. Said resolution proposed to amend Article FOURTH of the Corporation's Certificate of Incorporation in its entirety to read as follows:

                        "FOURTH: The total number of shares of all classes of
            stock that the Corporation shall have authority to issue is 11,000,000 shares, of which 9,900,000 shares shall be Common Stock having a par value of $.01 per share ("Common Stock"), 100,000 shares shall be Class A Common Stock having a par value of $.01 per share ("Class A Common Stock"), and 1,000,000 shares shall be Preferred Stock having a par value of $1.00 per share ("Preferred Stock").

                        (a) Common Stock and Class A Common Stock. Except as set
            forth in this Article FOURTH, the Common Stock and the Class A Common Stock shall have the same rights and privileges and shall rank equally, share ratably and be identical in all respects as to all matters.

                                     (1) Dividends, Combinations, Subdivisions
                             and Mergers.

                                                (i) Subject to any preferential
                             or other rights granted to the holders of any series of Preferred Stock, holders of Common Stock and Class A Common Stock shall be entitled to receive such dividends, payable in cash, as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor, provided that all such dividends shall be paid in equal amounts, share for share, to the holders of Common Stock and Class A Common Stock as if a single class.

                                               (ii) If the Corporation shall in
                             any manner split, subdivide or combine the outstanding shares of Common Stock, the outstanding shares of Class A Common Stock shall not (unless otherwise specifically provided by Resolution of the Board of Directors at the time of such split, subdivision or combination) be split, subdivided or combined. If the Corporation shall in any manner split, subdivide or combine the outstanding shares of Class A Common Stock, the outstanding shares of Common Stock may (if so provided by resolution of the Board of Directors at the time of such split, subdivision or combination), but need not, be split, subdivided or combined in the same manner.

                                              (iii) In the event of any merger
                            or consolidation of the Corporation with or into any other entity (whether or not the Corporation is the surviving entity) the holders of Common Stock and Class A Common Stock shall be entitled to receive the same per share consideration, if any.

                                     (2) Rights on Liquidation. Subject to any
                            preferential or other rights granted to the holders of any series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution to stockholders shall be distributed in equal amounts per share to the holders of the Common Stock and the holders of the Class A Common Stock, as if such classes constituted a single class. For purposes of this paragraph, a consolidation or merger of the Corporation with any other corporation, or the sale, transfer or lease by the

                              Corporation of all or substantially all of its assets, shall not constitute or be deemed a liquidation, dissolution or winding up of the Corporation.

                                       (3) Voting. Subject to the voting powers,
                              if any, granted to the holders of any series of Preferred Stock, and except as otherwise required by law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes and each holder of Common Stock shall be entitled to one vote for each share of Common Stock held. Except as otherwise required by law, the Class A Common Stock shall have no voting rights on any matter.

                                       (4) Conversion of Class A Common Stock.

                                             (i) Upon the first to occur of (A)
                            April 1, 1995 or (B) the date on which a registration statement filed by the Corporation with the Securities and Exchange Commission ("SEC") for a public offering and sale of the Common Stock of the Corporation (other than a registration statement on Form S-4 or Form S-8, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation) is declared effective by the SEC, such shares of Class A Common Stock shall, without any further act or deed on the part of the Corporation, the holder(s) thereof or any other person, be automatically converted on a share-for-share basis into shares of Common Stock. At such time, all rights of the holder of such shares of Class A Common Stock as such shall cease and the person or persons in whose name or names a certificate or certificates are to be issued representing the shares of Common Stock into which such shares of Class A Common Stock have been converted shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time; provided, however, that any such surrender on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificate or certificates representing shares of Common Stock are to be issued as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are open.

                                                (ii) As promptly as practical
                              after the conversion of shares of Class A Common Stock in the manner provided in subparagraph (4)
                              (i) above, the Corporation will deliver or cause to be delivered a certificate or certificates representing the number of full shares of Common Stock issuable upon such conversion, issued in the name or names of such appropriate holder(s).

                                               (iii) The Corporation covenants
                             that it will at all times reserve and keep available, solely for the purpose of issuance upon conversion of the outstanding shares of Class A Common Stock, such number of shares of Common Stock as shall be issuable upon the conversion of all such outstanding shares, provided, however, that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Class A Common Stock by delivery of purchased shares of Common Stock which are held in the treasury of the Corporation. The Corporation covenants that if any shares of Common Stock, required to be reserved for purposes of conversion hereunder, require registration or approval with any governmental authority under any federal or state law before such shares of Common Stock may be issued upon conversion, the Corporation will cause such shares to be duly registered or approved, as the case may be.

                             (b) Preferred Stock. The Board of Directors shall
                   have authority by resolution to issue the shares of Preferred Stock from time to time on such terms as it may determine and to divide the Preferred Stock into one or more series and, in connection with the creation of any such series, to determine and fix by the resolution or resolutions providing for the issuance of shares thereof:

                                     (1) the distinctive designation of such
                            series, the number of shares which shall constitute such series, which number may be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors, and the stated value thereof, if different from the par value thereof;

                                     (2) the dividend rate, the times of payment
                            of dividends on the shares of such series, whether dividends shall be cumulative, and, if so, from what date or dates, and the preference or relation which such dividends will bear to the dividends payable on any shares of stock of any other class or any other series of this class;

                                      (3) the price or prices at which, and the
                             terms and conditions on which, the shares of such series may be redeemed;

                                      (4) whether or not the shares of such
                             series shall be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof;

                                      (5) whether or not the shares of such
                             series shall be convertible into, or exchangeable for, any other shares of stock of the Corporation or any other securities and, if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                                      (6) the rights of the shares of such
                             series in the event of voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

                                    (7) whether or not the shares of such series
                           shall have priority over or parity with or be junior to the shares of any other class or series in any respect, or shall be entitled to the benefit of limitations restricting (i) the creation of indebtedness of the corporation, (ii) the issuance of shares of any other class or series having priority over or being on a parity with the shares of such series in any respect, or (iii) the payment of dividends on, the making of other distributions in respect of, or the purchase or redemption of shares of any other class or series on a parity with or ranking junior to the shares of such series as to dividends or assets, and the terms of any such restrictions, or any other restriction with respect to shares of any other class or series on a parity with or ranking junior to the shares of such series in any respect;

                                     (8) whether such series shall have voting
                            rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights, which may be general or limited; and

                                     (9) any other powers, preferences,
                            privileges, and relative, participating, optional, or other special rights of such series, and the qualifications, limitations or restrictions thereof, to the full extent now or hereafter permitted by law.

                            The powers, preferences and relative, participating,
                   option and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative;"

                   SECOND: That thereafter, pursuant to the resolution of its Board of Directors and Section 228 of the Statute, the holders of all of the outstanding capital stock of the Corporation entitled to vote thereon adopted the proposed resolution and approved the amendment set forth herein by written consent on July 15, 1994.

                   THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the Statute.

                   FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

            IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunder affixed and this Certificate to be signed by Eugene B. Settler, its President, this 18th day of July, 1994.

                                              By:/s/Eugene B. Settler
                                                 -------------------------------
                                                 Eugene B. Settler, President
   STATE OF FLORIDA                  )
                                     ) SS:
   COUNTY OF PALM BEACH              )



           The foregoing instrument was acknowledged before me this 18th day of July, 1994 by Eugene B. Settler, as President, of THE SINGING MACHINE COMPANY, INC., a Delaware corporation, on behalf of the corporation, and he is personally known to me.
                                                /s/ Donald E. Thompson, II
                                                --------------------------------
       DONALD E. THOMPSON II                    Notary Public
[seal] MY COMMISSION #CC229728 EXPIRES
       September 21, 1996
       BONDED THRU TROY FARM INSURANCE, INC.    /s/  Donald E. Thompson, II
                                                --------------------------------
                                                Type, Print, or Stamp Name

                                State of Delaware

                                                                          PAGE 1
                        Office of the Secretary of State
                        --------------------------------



            I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO

HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF

AMENDMENT OF "THE SINGING MACHINE COMPANY, INC.", FILED IN THIS OFFICE ON THE

TWENTY-SIXTH DAY OF JULY, A.D. 1994, AT 3 O'CLOCK P.M.












                                             /s/ Edward J. Freel
                                [seal]       -----------------------------------
                                             Edward J. Freel, Secretary of State
2376345 8100
                                                        AUTHENTICATION: 0272816
001088795                                                         DATE: 02-23-00

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 03:00 PM 07/26/1994
                                                          944138111 - 2376345

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                        THE SINGING MACHINE COMPANY, INC.

            THE SINGING MACHINE COMPANY, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Statute"), does hereby certify:

               FIRST: That on July 11, 1994, the Board of Directors of the Corporation, pursuant to unanimous written consent of all of its members in lieu of holding a special meeting, adopted a resolution setting forth a proposed amendment to the Corporation's Certificate of Incorporation, declaring said amendment to be advisable and resolving that said amendment be considered and voted upon by the Corporation's stockholders. Said resolution proposed to amend Article FOURTH of the Corporation's Certificate of Incorporation by adding to the and thereof the following two new paragraphs:

                             "(c) Reverse Stock Split. Upon the Effective Date,
                      each share of the Corporation's then issued and outstanding Common Stock shall be converted on a basis of one (1) share for each 1.87476 shares of Common Stock outstanding (the "Reverse Stock Split"). Any stock certificate that, immediately prior to the Effective Date, represents shares of Common Stock issued and outstanding, shall, from and after the Effective Date, automatically and without the necessity of presenting the same for exchange, represent the number of shares of Common
                      Stock which equals the quotient of the number of shares of Common Stock issued and outstanding immediately prior to the Effective Date represented by such certificate divided by a factor of 1.87476.
                      For purposes of this paragraph, the term "Effective
                      Date" shall mean the date upon which this amendment is filed with the Delaware Secretary of State."

                              No fractional shares resulting from the
                      Reverse Stock Split representing Common Stock shall be issued. After giving effect to the Reverse Stock Split, any share of Common Stock of any certificate representing a fraction of such a share shall be rounded up to the next whole share of Common Stock;"

                 SECOND: That thereafter, pursuant to the resolution of its Board of Directors and Section 228 of the Statute, the holders of all of the outstanding capital stock of the Corporation entitled to vote thereon adopted the proposed resolution and approved the amendment set forth herein by written consent on July 15, 1994.

                 THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the Statute.

                 FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

            IN WITNESS WHEREOF, the corporation has caused its corporate seal to be hereunder affixed and this Certificate to be signed by Eugene B. Settler, its President, this 19th day of July, 1994.




                                                By:/s/Eugene B. Settler
                                                --------------------------------
                                                Eugene B. Settler,
                                                President







   STATE OF FLORIDA           )
                              )  SS:
   COUNTY OF PALM BEACH       )

           The foregoing instrument was acknowledged before me this 19th day of July, 1994 by Eugene B. Settler, as President of THE SINGING MACHINE COMPANY, INC., a Delaware corporation, on behalf of the corporation, and he is personally known to me.


                                                      /s/Donald E. Thompson II
                                                      --------------------------
            DONALD E. THOMPSON II                     Notary Public
[seal] MY COMMISSION #CC229728 EXPIRES
            September 21, 1996                        /s/Donald E. Thompson II
       BONDED THRU TROY FARM INSURANCE, INC.          --------------------------
                                                      Type, Print, or Stamp Name

                                State of Delaware
                                                                          PAGE 1
                        Office of the Secretary of State
                        --------------------------------

            I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO

HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF

AMENDMENT OF "THE SINGING MACHINE COMPANY, INC.", FILED IN THIS OFFICE ON THE

FOURTH DAY OF NOVEMBER, A.D. 1994, AT 10:45 O'CLOCK A.M.









                                             /s/Edward J. Freel
                                  [seal]     -----------------------------------
                                             Edward J. Freel, Secretary of State
2376345   8100
                                                        AUTHENTICATION: 0272815
001088795                                                         DATE: 02-23-00

   STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:45 AM 11/04/1994
   944212026- 2376345

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                        THE SINGING MACHINE COMPANY, INC.


                        THE SINGING MACHINE COMPANY, INC. (the "Corporation"), a
            corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Statute"), does hereby certify:

                         FIRST; That on October 27, 1994, the Board of Directors
                 of the Corporation, pursuant to unanimous written consent of all of its members in lieu of holding a special meeting, adopted a resolution setting forth a proposed amendment to the Corporation's Certificate of Incorporation, declaring said amendment to be advisable and resolving that said amendment be considered and voted upon by the Corporation's stockholders. Said resolution proposed to add a new Article ELEVENTH of the Corporation's Certificate of Incorporation by adding the following;

                         "ELEVENTH: In addition to any affirmative vote required by law, any of the following actions shall require the affirmative vote of the holders of at least a majority of the outstanding shares Of capital stock of the Corporation entitled to vote thereon in order to be approved: (i) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation,
                         (ii) any merger or consolidation to which the Corporation is a party and in which the Corporation is not the surviving entity in such merger or consolidation or (iii) any sale, lease or exchange of all or substantially all of the Corporation's a property and assets;
                            provided, however, that the provisions of this Article ELEVENTH shall only apply to the extant any such actions occur during the five year period immediately following the closing date of any initial public offering of securities by the Corporation."

                            SECOND: That thereafter, pursuant to the resolution
                    of its Board of Directors and Section 228 of the Statute, the holders of all of the outstanding capital stock of the Corporation entitled to vote thereon adopted the proposed resolution and approved the amendment set forth herein by written consent on November 2, 1994.

                            THIRD: That said amendment was duly adopted in
                    accordance with the provisions of Section 242 of the Statute and upon the filing hereof shall become a part of the Corporation's Certificate of Incorporation.

                            FOURTH:  That the capital of the Corporation  shall
                    not be reduced under or by reason of said amendment.

                    IN WITNESS WHEREOF, the corporation has caused its corporate seal to be hereunder affixed and this Certificate to be signed by Eugene B. Settler, its President, this 3rd day of November, 1994.




                                                 By:/s/ Eugene B. Settler
                                                    ----------------------------
                                                    Eugene B. Settler, President

             STATE OF FLORIDA             )
                                          ) SS:
             COUNTY OF PALM BEACH         )


                        The foregoing instrument was acknowledged before me this
            3rd day of November, 1994 by Eugene B. Settler, as President of
            THE SINGING MACHINE COMPANY, INC., a Delaware corporation, on behalf of the corporation, and he is personally known to me.


                                                      /s/ Donald E. Thompson II
                                                      --------------------------
                                                      Notary Public

                                                  DONALD E. THOMPSON II
                                      [seal] MY COMMISSION #CC229728 EXPIRES
                                                  September 21, 1996
                                           BONDED THRU TROY FARM INSURANCE, INC.


                                                      --------------------------
                                                      Type, Print, or Stamp Name

                                State of Delaware
                                                                          PAGE 1

                        Office of the Secretary of State
                        ---------------------------------






                        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF

            DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY

            OF THE CERTIFICATE OF RENEWAL OF "THE SINGING MACHINE COMPANY,

            INC.", FILED IN THIS OFFICE ON THE SECOND DAY OF APRIL, A.D. 1998,

            AT 9 O'CLOCK A.M.






                                             /s/Edward J. Freel
                                [seal]       -----------------------------------
                                             Edward J. Freel, Secretary of State
2376345  8100
                                                         AUTHENTICATION: 0272814
001089795
                                                                  DATE: 02-23-00

                                STATE OF DELAWARE
                           CERTIFICATE FOR RENEWAL AND
                               REVIVAL OF CHARTER


            The Singing Maching Company Inc., a corporation organized under the laws of Delaware, the charter of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

            1. The name of this corporation is The Singing Machine Company, Inc.

            2. Its registered office in the State of Delaware is located at 1013
               CENTER ROAD Street, City of WILMINGTON Zip Code 19805 County of NEW CASTLE the name and address of its registered agent is CORPORATION SERVICE COMPANY.

            3. The date of filing of the original Certificate of Incorporation in Delaware was FEBRUARY 15, 1994.

            4. The date when resstoration, renewal, and revival of the charter of this company is to commence is the 28TH day of FEBRUARY 1998, same being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.

            5. This corporation was duly organized and carried on the business authorized by its charter until the 1ST day of MARCH A.D. 1998, at which time its charter became inoperative and void for non-payment of taxes and this certificate for renewal and revival is is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

            IN TESTIMONY WHEREOF, and in compliance with the provisions of
Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charters, JOHN KLECHA the last and acting authorized officer hereunto set his/her hand to this certificate this 30TH day of MARCH 1998.

                                             By:/s/John Klecha
                                             -----------------------------------
                                             Authorized Officer

                                             Name:/s/John Klecha
                                             -----------------------------------
                                             Print of Type

                                             Title:/s/ Secretary
                                             -----------------------------------

                                                                          PAGE 1
                                State of Delaware

                        Office of the Secretary of State
                        --------------------------------



         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF

  DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT

  COPY OF THE CERTIFICATE OF AMENDMENT OF "THE SINGING MACHINE

  COMPANY, INC.", FILED IN THIS OFFICE ON THE TWENTIETH DAY OF

  APRIL, A.D. 1998, AT 4:01 O'CLOCK P.M.







                                             /s/Edward J. Freel
                                 [seal]      -----------------------------------
                                             Edward J. Freel, Secretary of State


2376345 8100                                 AUTHENTICATION:  9039988
                                                       DATE:  04-22-98
981150048

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                        THE SINGING MACHINE COMPANY, INC.


            THE SINGING MACHINE COMPANY, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

            FIRST: that the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the Board, and pursuant to the Company's Plan of Reorganization, as amended on March 17, 1998, adopted a resolution proposing and declaring advisable the following amendment to the Certification of Incorporation of said corporation:

                        RESOLVED, that the Certificate of Incorporation of The
                Singing Machine Company, Inc. be amended by deleting the first paragraph of Article Three to the Articles of Incorporation of the Company and to insert the following in its place and stead:

                        "The aggregate number of shares of all classes of capital stock that this Company shall have authority to issue is One Million One Hundred Thousand (1,100,000) shares, consisting of Nine Hundred and Ninety Thousand (990,000) shares of Common Stock, par value $.01 per share (the "Common Stock); and (ii) Ten Thousand (10,000) shares of Class A Common Stock, par value $.01 per share (the "Class A Stock"); and One Hundred Thousand (100,000) shares of Preferred Stock, par value $1.00 per (the "Preferred Stock").

               SECOND, that is lieu of a meeting and vote of stockholder, the stockholders given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

               THIRD, that the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

               IT WITNESS WHEREOF, The Singing Machine Company, Inc. has caused this Certificate to be signed by John Klecha, its Secretary, this 23rd day of March, 1998.

                                             THE SINGING MACHINE COMPANY, INC.



                                             By:/s/John Klecha
                                             -----------------------------------
                                                John Klecha, Secretary

                                State of Delaware

                        Office of the Secretary of State
                        --------------------------------


            I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO

HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF

AMENDMENT OF "THE SINGING MACHINE COMPANY, INC.", FILED IN THIS OFFICE ON THE

SEVENTH DAY OF MAY, A.D. 1998, AT 4:30 O'CLOCK P.M.

        A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE

COUNTY RECORDER OF DEEDS.










                                             /s/  Edward J. Freel
                                 [seal]      -----------------------------------
                                             Edward J. Freel, Secretary of State

                                                        AUTHENTICATION:  9070088
2376345  8100
                                                                 DATE:  05-08-98
981176853

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                        THE SINGING MACHINE COMPANY, INC.

            THE SINGING MACHINE COMPANY, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does certify:

            FIRST: that pursuant to the Company's Plan of Reorganization, as amended on March 17, 1998, and pursuant to the unanimous written consent of the Board of Directors of said corporation, the Board adopted a resolution dated March 23, 1998, amending Article Three to the Articles of Incorporation of the Company to fix the aggregate number of shares of Capital Stock that the Company shall have authority to issue at One Million One Hundred Thousand (1,100,000) shares.

            SECOND: that in lieu of a meeting and vote of stockholders, and in accordance with the provisions of Section 303 of the General Corporation Law of the State of Delaware, the Board of Directors of said corporation, by the unanimous written consent of its members, an necessary to effectuate the Company's Plan of Reorganization, as Amended on March 17, 1998, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said Corporation:

            RESOLVED, that the Certificate of Incorporation of The Singing Machine Company, Inc. be amended by deleting the first paragraph of Article Three to the Articles of incorporation of the Company and to insert the following in its place and stead;

                      "The aggregate number of shares of all classes of capital stock that this Company shall have authority to issue is Eleven Million (11,000,000) shares, consisting of Nine Million, Nine Hundred Thousand (9,900,000) shares of Common Stock, par value $.01 per share (the "Common Stock"); and (ii) one Hundred Thousand (100,000) shares of Class A Common Stock, par value $.01 per share (the
                      "Class A Stock"); and One Million (1,000,000) shares of Preferred Stock, par value $1.00 per (the "Preferred stock").

                        THIRD: that the aforesaid amendment was duly adopted in
            accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

                        IT WITNESS WHEREOF, The Singing Machine Company, Inc.
            has caused this Certificate to be signed by John Klecha, its Secretary, this 30th day of April, 1998.


                                               THE SINGING MACHINE COMPANY, INC.


                                                /s/ John Klecha
                                                --------------------------------
                                                By:John Klecha, Secretary

                            State of Delaware                             PAGE 1

                        Office of the Secretary of State
                        --------------------------------





            I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO

HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF

AMENDMENT OF "THE SINGING MACHINE COMPANY, INC.", FILED IN THIS OFFICE ON THE

THIRTEENTH DAY OF APRIL, A.D. 1999, AT 12:30 O'CLOCK P.M.


            A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW

CASTLE COUNTY RECORDER OF DEEDS.





                                            /s/ Edward J. Freel
                                [seal]      ------------------------------------
                                            Edward J. Freel, Seciretary of State
2376345 8100
                                                         AUTHEDMCATION: 9689972
991143980
                                                                  DATE: 04-16-99

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                        THE SINGING MACHINE COMPANY, INC.

            THE SINGING MACHINE COMPANY, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does certify;

            FIRST: that pursuant to the Company's Annual Meeting on March 19, 1999, and approval by a majority vote of the majority of the shareholders of said corporation, the Board is authorized to amend Article Four to the Articles of Incorporation of the Company to fix the aggregate number of shares of Capital Stock that the Company shall have authority to issue Seventy Five Million (75,000,000) shares, as follows:

                      RESOLVED, that the Certificate of Incorporation of The
             Singing Machine Company, Inc. be amended by deleting the first paragraph of Article Four to the Articles of Incorporation of the Company and to insert the following in its place and stead:

                      "The aggregate number of shares of all classes of capital stock that this Company shall have authority to issue is Seventy Five Million (75,000,000) shares, consisting of Seventy Three Million, Nine Hundred Thousand (73,900,000) shares of Common Stock, par value $.01 per share (the "Common Stock"); and (ii) One Hundred Thousand (100,000) shares of Class A Common Stock, par value $.01 per share (the "Class A Stock"); and One Million (1,000,000) shares of Preferred Stock, par value $1.00 per (the "Preferred Stock").

            SECOND: that in lieu of a meeting and vote of stockholders, and in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, the Board of Directors of said corporation, by the unanimous written consent of its members, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said Corporation:

            RESOLVED, that the Certificate of Incorporation of The Singing Machine Company, Inc. be amended to include the Third Article as follows:

                       "The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware".

            THIRD: that the aforesaid amendments were duly adopted in accordance with the applicable provisions of Sections 242 of the General Corporation Law of the State of Delaware.

            IT WITNESS WHEREOF, The Singing Machine Company, Inc. has caused this Certificate to be signed by John Klecha, its Secretary, this 1st day of April, 1999.

                                            THE SINGING MACHINE COMPANY, INC.



                                         By:/s/John Klecha
                                            ------------------------------------
                                            John Klecha, Secretary

                            State of Delaware                             PAGE 1

                        Office of the Secretary of State
                        --------------------------------

            I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO

HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF

DESIGNATION OF "THE SINGING MACHINE COMPANY, INC.", FILED IN THIS OFFICE ON THE

FIFTEENTH DAY OF APRIL, A.D. 1999, AT 4:30 O'CLOCK P.M.










                                             /s/Edward J. Freel
                                  [seal]     -----------------------------------
                                             Edward J. Freel, Secretary of State
2376345  8100
                                                         AUTHENTICATION: 0272813
001088795
                                                                  DATE: 02-23-00

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 04:30 PM 04/15/1999
                                                             991149655 - 2376345

                     CERTIFICATE OF DESIGNATION, PREFERENCES

                          AND RIGHTS OF PREFERRED STOCK

                                       OF

                        THE SINGING MACHINE COMPANY, INC.


            The Singing Machine Company, Inc. (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware DOES HEREBY CERTIFY:

            THAT, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, as Amended, of said corporation, and pursuant to the provisions of Section 151 of Title 8 of the Delaware Code of 1953, said Board of Directors at a Special Meeting held on March 24, 1999, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution in conjunction with the issuance of the Company's securities pursuant to that certain Private Placement Memorandum dated April 1, 1999, to designate the 1,000,000 authorized shares of Preferred Stock subject to the preference, dividends, conversion and other rights which resolution is as follows;

            RESOLVED, that the Board of Directors designate the 1,000,000 authorized shares of Preferred Stock subject to the preferences, dividends, conversion and other rights an set forth by the Board of Directors, as follows:

            Designation and Initial Number. The class of shares of Preferred Stock hereby classified shall be designated the Convertible Preferred Stock" (hereinafter referred to as the "Preferred Stock"). The initial number of authorized shares of the Preferred Stock is 1,000,000.

                       Dividends. There shall be a nine percent (9%)
               dividend paid on the Preferred Stock prior to the date of conversion as set forth below.

                       Conversion. Each share of Preferred Stock will
               automatically convert at 5:00 p.m. eastern time on April 1, 2000, which is one (1) year after the date of this Memorandum. Upon conversion, each holder of one (1) share of Preferred Stock shall receive from the Company one (1) share of the Company's Common Stock, which shall not have been registered with the Commission. The Company, however, will use its best efforts to file a registration statement with the Commission to register the Company's Common Stock underlying the securities comprising the Units within ninety (90) days after the completion of this Offering.

                  Liquidation or Dissolution. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, before any payment shall be made to the holders of any stock of the Company ranking junior to Preferred Stock.

                 A merger or consolidation of the Company with or into any other corporation, share exchange or a sale or conveyance of all or any part of the assets of the Company (which shall not in fact result in the liquidation of the Company and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Company.

                  Voting. The Preferred Stock shall have no voting rights.

                  IN WITNESS WHEREOF, the Board of Directors has authorized this Certificate to be signed by John F. Klecha, its Secretary, this 9th day of April, 1999.


                                        THE SINGING MACHINE COMPANY, INC.



                                   By: /s/John F. Klecha
                                       -----------------------------------------
                                       John F. Klecha, Secretary